UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2025

GARRETT MOTION INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-38636	82-4873189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

47548 Halyard Drive, Plymouth, MI 48170

and

La Pièce 16, 1180 Rolle, Switzerland

(Address of principal executive offices) (Zip Code)

+1 734 392 5500

and

+41 21 695 30 00

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	GTX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On August 6, 2025, Garrett Motion Inc. (the “Company”) entered into Amendment No. 1 (the “First Amendment”) to that certain Amended and Restated Credit Agreement, dated as of January 30, 2025, by and among the Company, Garrett Motion Holdings Inc., Garrett LX I S.à r.l., Garrett Motion Sàrl, the lenders and issuing banks party thereto, and JPMorgan Chase Bank, N.A., as administrative agent (the “Credit Agreement,” and as amended by the First Amendment, the “Amended Credit Agreement”).

The First Amendment (i) reduces the Applicable Rate (as defined in the Amended Credit Agreement) applicable to the U.S. Dollar term loan facility to 2.00% for Term Benchmark Loans (as defined in the Amended Credit Agreement) and 1.00% for ABR Loans (as defined in the Amended Credit Agreement) and (ii) resets the soft call protection of 1.00% for certain repricing transactions applicable to the U.S. Dollar term loan facility for six months after the effective date of the First Amendment. The other material terms of the Credit Agreement remain unchanged.

The description of the First Amendment contained in this Item 1.01 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the First Amendment which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is hereby incorporated by reference in response to this Item.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description
10.1	First Amendment, dated as of August 6, 2025, to Amended and Restated Credit Agreement, dated as of January 30, 2025, among Garrett Motion Inc., Garrett LX I S.à r.l., Garrett Motion Holdings, Inc., Garrett Motion Sàrl, the lenders and issuing banks party thereto and JPMorgan Chase Bank, N.A., as administrative agent.
99.1	Press release of Garrett Motion, Inc., dated August 6, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARRETT MOTION INC.

By:	/s/ Sean Deason
	Name:	Sean Deason
	Title:	Senior Vice President and Chief Financial Officer

Date: August 7, 2025